SUPPLEMENT TO THE PROSPECTUSES AND SUMMARY PROSPECTUSES
OF
ALLSPRING MULTI-ASSET FUNDS
For the Allspring Spectrum Aggressive Growth Fund
Allspring Spectrum Conservative Growth Fund
Allspring Spectrum Growth Fund
Allspring Spectrum Income Allocation Fund
Allspring Spectrum Moderate Growth Fund
(each a “Fund”, together the “Funds”)

At a meeting held on May 28-30, 2024, the Board of Trustees of the Funds approved the following changes, effective on or about June 17, 2024:

Spectrum Aggressive Growth Fund

In the section entitled “Fund Summary - Principal Investment Strategies,” the strategy is updated to replace the fourth paragraph with the following:

The Fund incorporates a derivatives overlay strategy that contains three specific risk management components: 1.) Tactical Asset Allocation (TAA) Overlay, 2.) Volatility Management Overlay (VMO), and 3.) Tail Risk Management (TRM). Together these strategies will allow the Fund to attempt to manage short-term volatility, mitigate risk and/or improve returns under certain market conditions. To execute this overlay strategy, the Fund invests in long and/or short positions in exchange-traded futures contracts across a variety of asset classes, which include, but are not limited to, stocks, bonds, and currencies.

In the section “Details About the Funds - Spectrum Aggressive Growth Fund,” the following paragraph is added to the Fund’s Principal Investment Strategies:

TAA Overlay seeks to improve the Fund’s risk/return profile through the tactical use of futures contracts. The TAA Overlay uses qualitative and quantitative inputs to guide equity and fixed income exposures in the Fund. Dependent upon market conditions, the TAA Overlay may increase or decrease exposures to a given asset class.

All Funds

For each Fund, in the sections entitled “Fund Summary” and “Details About the Funds,” the “Range” indicated in the Portfolio Asset Allocation table for each derivatives overlay strategy is deleted.

May 31, 2024	SUP4330 05-24